Exhibit 99.1
STABILIS SOLUTIONS PRE-ANNOUNCES RECORD FOURTH QUARTER 2020 REVENUE
The Company’s anticipated fourth quarter 2020 revenue in the range of $13.5 million to $13.8 million is the second highest quarterly revenue in company history

Houston, February 16, 2021 — Stabilis Solutions, Inc., (“Stabilis” or the “Company”) (OTCQX: SLNG) today announced preliminary fourth quarter 2020 revenues to be in range of $13.5 million to $13.8 million, an increase of 50% to 53% compared to $9.0 million during the third quarter of 2020, and an increase of 8% to 11% compared to fourth quarter 2019 revenue of $12.5 million. The Company’s anticipated fourth quarter revenue is also a 170% to 176% increase compared to the year’s revenue low point in the second quarter of 2020 of $5.0 million, demonstrating sustained improvement throughout the year despite the economic challenges imposed by the COVID-19 pandemic. The revenue growth was largely driven by growth in power generation projects, continued expansion of the Company’s Mexico operations and increased demand related to overall improving economic factors.
“After a challenging second and third quarter, the company was able to deliver its 2nd highest ever quarterly revenue during the fourth quarter.” Said Jim Reddinger, Stabilis Solutions’ President and Chief Executive Officer. “Our team responded valiantly to the challenges faced in 2020 and, through their hard work and sacrifice, we have re-established our anticipated pre-pandemic growth trajectory and outlook.”
These preliminary results are subject to the completion of the customary quarterly and year-end closing and review process and may be subject to change after completion of the year-end audit. See Cautionary Statement Regarding Preliminary Estimated Results below.
Earnings Release and Conference Call Information
Stabilis will issue its Full Year and Fourth Quarter 2020 Earnings Release on Wednesday, March 10, 2021 after the close of trading. The Company will host a conference call on Thursday, March 11, 2021 at 10:00 a.m. eastern time (9:00 a.m. central). Individuals in the United States and Canada who wish to participate in the conference call can access the live webcast at https://www.webcaster4.com/Webcast/Page/2256/39939 or dial +1 888-506-0062. International callers should dial +1 973-528-0011. A replay of the call will be available until March 18, 2021. Individuals in the United States and Canada who wish to listen to the replay should dial +1 877-481-4010; passcode 39939. International callers should dial +1 919-882-2331; passcode 39939. A replay of the call also will be available on the Stabilis website (www.stabilis-solutions.com).

About Stabilis
Stabilis Solutions, Inc. is a vertically integrated energy transition company that provides clean energy solutions to our customers. Our solutions include small-scale liquefied natural gas (“LNG”) production, distribution and fueling services to multiple end markets in North America. Stabilis also provides hydrogen fueling services to its customers. Stabilis has safely delivered over 250 million gallons of LNG through more than 25,000 truck deliveries during its 16-year operating history in the LNG industry, which we believe makes us one of the largest and most experienced small-scale LNG providers in North America. Stabilis’ customers use LNG and hydrogen as a fuel sources in a variety of applications in the industrial, energy, mining, utilities and pipelines, commercial, and high horsepower transportation markets. Stabilis’ customers use LNG and hydrogen as alternatives to traditional fuel sources, such as distillate fuel oil and propane, to lower fuel costs and reduce harmful environmental emissions. Stabilis’ customers also use LNG as a “virtual pipeline” solution when natural gas pipelines are not available or volumes are curtailed. To learn more, visit www.stabilis-solutions.com.
Cautionary Statement Regarding Preliminary Estimated Results
The Company has prepared the preliminary financial information set forth above on a materially consistent basis with its historical financial information and in good faith based upon its internal reporting for the three months ended December 31, 2020. This financial information is preliminary and unaudited and is thus subject to change as the Company finalizes its financial results and audit for the year ended December 31, 2020. The Company is in the process of completing its customary quarterly close and review procedures and related audit as of and for the year ended December 31, 2020, and there can be no assurance that its final results for this period will not differ from this preliminary financial information. During the course of the preparation of the Company’s consolidated financial statements and related notes as of and for the year ended December 31, 2020, the Company may identify items that could cause its final reported results to be materially different from the preliminary financial information set forth above. This preliminary financial information should not be viewed as a substitute for full audited financial statements prepared in accordance with GAAP. In addition, this preliminary financial information for the three months ended December 31, 2020 is not necessarily indicative of the results to be achieved for any future period. This preliminary financial information has been prepared by and is the responsibility of management. In addition, the preliminary financial information presented above has not been audited, reviewed, or compiled by the Company’s independent registered public accounting firm. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.
Cautionary Statement Regarding Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of

1934, as amended with regard to our anticipated future growth and outlook. Our actual results may differ from expectations, estimates and projections presented or implied herein and, consequently, you should not rely on these forward-looking statements as predictions of future events.
Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. Most of these factors are outside management’s control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the future performance of Stabilis, future demand for and price of LNG, availability and price of natural gas, unexpected costs, and general economic conditions.
The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Risk Factors in Item 1A of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020 which is available on the SEC’s website at www.sec.gov or on the Investors section of our website at www.stabilis-solutions.com. All subsequent written and oral forward-looking statements concerning Stabilis, or other matters attributable to Stabilis, or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.
Stabilis does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

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Investor Contact:
Rich Cockrell
CG Capital
877.889.1972
investorrelations@cg.capital

Andrew Puhala
Chief Financial Officer
832-456-6500
ir@stabilis-solutions.com